                                                                    EXHIBIT 23.2


                       INDEPENDENT ACCOUNTANTS' CONSENT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 31, 1996, which appears in the Prospectus of Primus Telecommunication Group, Incorporated dated July 30, 1997.


PRICE WATERHOUSE

Melbourne
September 3, 1997